                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|  Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive proxy statement
|_|  Definitive  additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             Pulaski Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:
               N/A
--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which  transactions  applies:
               N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
               N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
               N/A
--------------------------------------------------------------------------------
(5)    Total fee paid:
               N/A
--------------------------------------------------------------------------------
|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
               N/A
--------------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:
               N/A
--------------------------------------------------------------------------------
(3)     Filing Party:
               N/A
--------------------------------------------------------------------------------
(4)     Date Filed:
               N/A
--------------------------------------------------------------------------------

                                December 17, 2001




Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Pulaski Financial Corp. The meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Wednesday, January 16, 2002 at 2:00 p.m., local time.

        The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Ernst & Young LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                        Sincerely,

                                        /s/ William A. Donius

                                        William A. Donius
                                        CHAIRMAN OF THE BOARD,
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             PULASKI FINANCIAL CORP.
                              12300 OLIVE BOULEVARD
                            ST. LOUIS, MISSOURI 63141
                                 (314) 878-2210
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


        On Wednesday, January 16, 2002, Pulaski Financial Corp. (the "Company") will hold its annual meeting of stockholders at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance). The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

        1.     The election of two directors to serve for a term of three years;

        2. The approval of the amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of common stock from 25,000,000 to 9,000,000;

        3.     The approval of the 2002 Stock Option Plan;

        4. The ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending September 30, 2002; and

        5.     Such other business that may properly come before the meeting.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        Stockholders of record at the close of business on November 30, 2001 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Christine A. Munro

                                            Christine A. Munro
                                            CORPORATE SECRETARY


St. Louis, Missouri
December 17, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             PULASKI FINANCIAL CORP.
                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulaski Financial Corp. ("Pulaski Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Pulaski Bank. The annual meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance), on Wednesday, January 16, 2002, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 17, 2001.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

        You are entitled to vote your Pulaski Financial common stock if the records of the Company show that you held your shares as of the close of business on November 30, 2001. As of the close of business on that date, a total of 2,802,845 shares of Pulaski Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to vote any shares held in excess of the 10% limit.

ATTENDING THE MEETING

        If you are a beneficial owner of Pulaski Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Pulaski Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

        The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting, constituting a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees, or withhold votes as to any nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the amendment of the Certificate of Incorporation, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote. Accordingly, abstentions and broker non-votes will have the same effect as a negative vote. In voting on the approval of the 2002 Stock Option Plan and the ratification of the appointment of Ernst & Young LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, these matters require the affirmative vote of a majority of the votes present in person or represented by proxy at the annual meeting. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

VOTING BY PROXY

        This proxy statement is being sent to you by the Board of Directors of Pulaski Financial for the purpose of requesting that you allow your shares of Pulaski Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Pulaski Financial common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote:

       o       FOR the election of the nominees for director;

       o FOR approval of the amendment of the Company's Certificate of Incorporation;

       o       FOR approval of the 2002 Stock Option Plan; and

       o FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2001.

        If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Pulaski Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the secretary of the Company in writing before your Pulaski Financial common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

        If your Pulaski Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker or bank that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

PARTICIPANTS IN PULASKI BANK'S ESOP OR 401(K) PLAN

        If you participate in the Pulaski Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through Pulaski Bank's 401(k) Plan, you will receive voting instruction materials that reflect all shares you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Pulaski Financial Corp. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is January 7, 2002.

                                 STOCK OWNERSHIP

        The following table provides information as of November 30, 2001 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                                    PERCENT OF
                                            NUMBER OF              COMMON STOCK
NAME AND ADDRESS                          SHARES OWNED             OUTSTANDING
----------------                    ------------------------    ----------------

Pulaski Bank                               227,438(1)                  8.1%
Employee Stock Ownership Plan
12300 Olive Boulevard
St. Louis, Missouri 63141

----------------------------
(1) Includes 117,008 shares that have not been allocated to participants' accounts and 110,430 shares that have been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the ESOP trustee has received voting instructions from participants, subject to the exercise of its fiduciary duties.

        The following table provides information about the shares of Pulaski Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation Table on page 7, and by all directors and executive officers of the Company as a group as of November 30, 2001. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                           NUMBER OF SHARES
                                                                             THAT MAY BE
                                                    NUMBER OF              ACQUIRED WITHIN          PERCENT OF
                                                   SHARES OWNED               60 DAYS BY           COMMON STOCK
                  NAME                       (EXCLUDING OPTIONS) (1)      EXERCISING OPTIONS      OUTSTANDING (2)
-----------------------------------------   --------------------------   --------------------   -------------------
E. Douglas Britt                                      34,035                    7,759                  1.49%

William A. Donius                                     90,142(3)                43,553                  4.70

Daniel N. Dean                                        11,964(4)                 5,820                    *

Garland A. Dorn                                       16,187(5)                 9,419                    *

Robert A. Ebel                                        64,845                    7,759                   2.58

Thomas F. Hack                                        49,303(6)                19,397                   2.43

Beverly M. Kelley                                     38,165(7)                25,358                   2.25

Dr. Edward J. Howenstein                              50,984(8)                 7,759                   2.10

Christopher R. Reichert                               49,066(9)                 9,966                   2.10

All Directors and Executive                          406,191                  137,069                  18.48
   Officers as a group (10 persons)

-----------------------------
*Less than 1% of the shares outstanding
(1) Includes unvested shares of restricted stock held in trust as part of the Pulaski Financial Corp. 2000 Stock- Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows:
    Messrs. Britt, Dorn, Ebel and Howenstein--3,724 shares; Mr. Donius--21,413 shares; Mr. Dean--5,920 shares; Mr. Hack--14,897 shares; Ms. Kelley--13,034 shares; and Mr. Reichert--21,354 shares.
(2) Based on 2,802,845 shares of Company common stock outstanding and entitled to vote as of November 30, 2001, plus for each person, the number of shares that such person may acquire within 60 days by exercising stock options.
(3) Includes 6,826 shares held under the ESOP as to which Mr. Donius has voting but not investment power, 6,021 shares held jointly with Mr. Donius' brother and 2,500 shares held jointly with Mr. Donius' mother.
(4) Includes 4,275 shares held under the ESOP as to which Mr. Dean has voting but not investment power.
(5) Includes 2,563 shares held by Mr. Dorn's spouse through her individual retirement account.
(6) Includes 6,800 shares held under the ESOP as to which Mr. Hack has voting but not investment power.
(7) Includes 6,460 shares held under the ESOP as to which Ms. Kelley has voting but not investment power.
(8) Includes 4,067 shares owned by Dr. Howenstein's spouse and 4,034 shares held in a trust under which Dr. Howenstein's spouse has voting and investment power.
(9) Includes 1,441 shares held under the ESOP as to which Mr. Reichert has voting but not investment power.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

        The Company's Board of Directors consists of six members. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees for election this year are William
A. Donius and Robert A. Ebel, each of whom is currently a member of the Board of Directors of the Company and Pulaski Bank.

        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH OF THE NOMINEES.

        Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 2001. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Pulaski Bank.

                       NOMINEES FOR ELECTION OF DIRECTORS

        The nominees standing for election are:

        WILLIAM A. DONIUS has served as President and Chief Executive Officer of Pulaski Bank since December 1, 1997. He previously served as Senior Vice President from February 1997 to December 1997, as Vice President from April 1995 to February 1997, and as Director of Marketing from July 1992 to April 1995. Mr. Donius is also Chairman of the Board of Directors of the Company and Pulaski Bank. Age 43. Director since 1997.

        ROBERT A. EBEL has served as Chairman of the Board of Universal Printing Co., a commercial printer in St. Louis, Missouri, since 1986. Mr. Ebel also was Chief Executive Officer of Universal Printing Co. from 1986 to 1995. Age 70. Director since 1979.

                         DIRECTORS CONTINUING IN OFFICE

        The following directors have terms ending in 2003:

        E. DOUGLAS BRITT is a retired bank chief executive officer and a retired officer in the U.S. Air Force. Mr. Britt is the Chairman of the Company's Audit Committee. Age 74. Director since 1993.

        GARLAND A. DORN is President and Chief Executive Officer of Diagnostic Rehabilitation Systems, Inc., a medical equipment supplier in St. Louis, Missouri. Age 70. Director since 1995.

        The following directors have terms ending in 2004:

        THOMAS F. HACK joined Pulaski Bank in 1967. He served as the Treasurer beginning in 1974 and as the Chief Financial Officer beginning in 1993 until his retirement from those positions on July 3, 2001. In July 2001, Mr. Hack became a consultant to Pulaski Bank. Age 57. Director since 1985.

        DR. EDWARD J. HOWENSTEIN is a retired dentist. Age 74. Director since 1973.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The business of the Company and Pulaski Bank is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2001, the Board of Directors of the Company held 12 meetings and the Board of Directors of Pulaski Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

        The Audit Committee, currently consisting of Directors Britt, Dorn and Ebel, is responsible for developing and monitoring the Company's audit program. The Audit Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting policies and practices. The Audit Committee met five times during the fiscal year ended September 30, 2001.

        The Compensation Committee, currently consisting of Directors Donius, Ebel and Howenstein, recommends annual salary levels for senior officers and compensation for members of the Board of Directors. The Compensation Committee met three times during the fiscal year ended September 30, 2001.

        The full Board of Directors acts as the Nominating Committee for the annual selection of management's nominees for election as directors. The Company's Certificate of Incorporation provides for stockholder nominations of directors. These provisions require that nominations be made pursuant to timely written notice to the secretary. The stockholder's notice must contain all information relating to the nominee which is required to be disclosed by the Company's Certificate of Incorporation and the Securities Exchange Act of 1934. See "STOCKHOLDER PROPOSALS." The full Board of Directors met one time in its capacity as the Nominating Committee during the fiscal year ended September 30, 2001.

DIRECTORS' COMPENSATION

        Non-employee directors of Pulaski Financial receive a fee of $950 per month, $225 for each board meeting attended and $225 for each committee meeting attended. No separate fees are paid for service on Pulaski Bank's Board of Directors.

        On July 3, 2001, Pulaski Bank and Mr. Hack entered into a non-competition and consulting agreement under which Mr. Hack receives $70,000 per year in exchange for consultation on matters related to the financial affairs of the Company and Pulaski Bank. The agreement requires that Mr. Hack consult for not less than twenty-four hours per week. The term of the agreement is thirty-six months, during which time Mr. Hack has agreed not to compete with the Company or Pulaski Bank and to keep confidential any information learned through his consulting.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following information is furnished for Messrs. Donius and Reichert, Ms. Kelley and Mr. Dean. No other executive officer of Pulaski Bank received salary and bonus of $100,000 or more during the year ended September 30, 2001.

                                                                                            LONG-TERM COMPENSATION
                                                 ANNUAL COMPENSATION                                AWARDS
                                ------------------------------------------------------ -----------------------------
                                                                                                       SECURITIES
                                                                         OTHER           RESTRICTED    UNDERLYING
                                FISCAL                                   ANNUAL         STOCK AWARDS  OPTIONS/SARS       ALL OTHER
      NAME AND POSITION          YEAR        SALARY        BONUS     COMPENSATION (1)     ($) (2)          (#)         COMPENSATION
------------------------------  -------    ----------    ---------- ------------------ -------------- --------------  --------------
William A. Donius
   Chief Executive Officer,      2001        $172,292     $  85,000     $  --            $      --          --          $  64,539(3)
   President and Chairman of     2000         163,600        25,000        --              291,091        64,009          119,572
   the Board                     1999         157,000         6,204        --                   --          --              3,020

Christopher K. Reichert (4)      2001       $  95,308     $  45,000     $  --            $ 130,340        19,396        $  17,625(5)
   Executive Vice President      2000          80,510       165,000        --              125,611        17,500           41,604

Beverly M. Kelley                2001       $  86,500     $  20,000     $  --            $      --          --          $  61,325(6)
   Senior Vice President,        2000          86,500        12,000        --              177,186        29,095           66,792
   Operations                    1999          89,826        10,000        --                   --          --              1,682

Daniel N. Dean (7)               2001       $  84,000     $  20,000     $  --            $      --          --          $  44,094(8)
   Senior Vice President, Chief  2000          84,270        14,000        --               80,486        14,547           30,769
   Lending Officer               1999          56,827         3,360        --                   --          --               --

----------------------------
(1) Does not include certain additional benefits, the aggregate amounts of which do not exceed the lesser of $50,000 or 10% of salary and bonus for the named executive officers.
(2) Includes 13,034 shares of restricted stock granted to Mr. Reichert in fiscal 2001 under the Pulaski Financial Corp. 2000-Based Incentive Plan. The dollar amounts set forth in the table represent the market value of the shares on the date of grant. The restricted stock awards vest in five equal annual installments commencing on January 17, 2002, the first anniversary of the awards. The recipient will receive cash and stock dividends (if any) when paid. As of September 30, 2001, the market value of the unvested shares of restricted stock held by Messrs. Donius and Reichert, Ms. Kelley and Mr. Dean was $326,548, $325,649, $198,769 and $90,280, respectively.
(3) Consists of employer contribution to Pulaski Bank's 401(k) plan of $3,448 and contribution to the ESOP of $61,091.
(4) Mr. Reichert joined Pulaski Bank on November 1, 1999.
(5) Consists of employee contribution to Pulaski Bank's 401(k) plan of $3,420 and contribution to the ESOP of $14,205.
(6) Consists of employer contribution to Pulaski Bank's 401(k) plan of $1,860 and contribution to the ESOP of $59,465.
(7) Mr. Dean joined Pulaski Bank on December 18, 1998.
(8) Consists of employer contribution to Pulaski Bank's 401(k) plan of $1,960 and contribution to the ESOP of $42,134.

EMPLOYMENT AGREEMENTS

        The Company and Pulaski Bank currently maintain a three-year employment agreement with Mr. Donius. The term of the Company employment agreement is extended daily unless written notice of non-renewal is given by the Board of Directors and the term of the Pulaski Bank employment agreement is renewable annually. The employment agreements provide that Mr. Donius' base salary will be reviewed at least annually. The base salary which is currently effective for the employment agreements for Mr. Donius is $172,292. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

        The employment agreements provide for termination by the Company and Pulaski Bank for cause, as defined in the employment agreements, at any time. If the Company or Pulaski Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or Pulaski Bank after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Company and Pulaski Bank during the remaining term of the employment agreement. The Company and Pulaski Bank would also continue and/or pay for the executive's life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive for reasons other than a change in control, the executive must comply with a one year non-competition agreement.

        Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Pulaski Bank, the executive or, if the executive dies, his beneficiary, would be entitled to a severance payment equal of three times the average of the five preceding taxable years' annual compensation. The Company and Pulaski Bank would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Company and Pulaski Bank employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

SEVERANCE AGREEMENT

        Pulaski Bank maintains a severance agreement with Ms. Kelley. The agreement has a term of twenty-four months and is renewable annually. The agreement provides that if involuntary termination, other than for cause, or voluntary termination (upon the occurrence of circumstances specified in the agreement) follows within twelve months of a change in control of Pulaski Bank or Pulaski Financial, Ms. Kelley would be entitled to receive a severance payment equal to two times her annual compensation (as described in the agreement) for the twelve month period ending on the last day of the month preceding the effective date of the change in control. Pulaski Bank would also continue to pay for Ms. Kelley's health and welfare benefits coverage for twelve months following termination.

RETIREMENT PLAN

        Pulaski Bank is a participant in the Financial Institutions Retirement Fund, a multi-employer, non- contributory defined benefit retirement plan. The following table indicates the annual retirement benefits that would be payable upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the plan are limited to $170,000 per year for the 2001 calendar year.

  HIGHEST FIVE
  YEAR AVERAGE
  COMPENSATION
-----------------
                                                   YEARS OF SERVICE
                      ---------------------------------------------------------------------------
                          15              20              25             30              35+
-----------------     -----------     ----------      ----------     -----------     ------------
  $  60,000              13,500         18,000          22,500          27,000           31,500
     70,000              15,750         21,000          26,250          31,500           36,750
     80,000              18,000         24,000          30,000          36,000           42,000
     90,000              20,250         27,000          33,750          40,500           47,250
    100,000              22,250         30,000          37,500          45,000           52,500
    110,000              24,750         33,000          41,250          49,500           57,750
    120,000              27,000         36,000          45,000          54,000           58,000
    130,000              29,250         39,000          48,750          58,500           63,250
    140,000              31,500         42,000          52,500          63,000           68,500
    150,000              33,750         45,000          56,250          67,500           73,500
    160,000              36,000         48,000          60,000          72,000           79,000

        The retirement plan provides for monthly payments to, or on behalf of, each covered employee. All full-time employees are eligible to participate once they become 21 years old and have completed one year of service to Pulaski Bank (at least 1,000 hours of service in 12 consecutive months). Benefits are based upon years of service and salary excluding bonuses, fees, commissions, etc. Employees terminating employment before they are 100% vested will have benefits reduced accordingly based on the percentage they are vested. As of September 30, 2001, Messrs. Donius and Reichert, Ms. Kelley and Mr. Dean had 9 years, 2 years, 36 years, and 3 years of credited service, respectively, under the plan.

        The normal retirement age is 65 and the early retirement age is between 45 and 65. Normal retirement benefits are equal to the sum of: (1) 1.5%
multiplied by the years of service to Pulaski Bank and by the employees's average base salary for the five highest consecutive years preceding retirement up to the covered compensation level; and (2) 2% multiplied by the years of service to Pulaski Bank and by the employees's average base salary above the covered compensation level for the five highest consecutive years preceding retirement. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement, benefits payable are equal to the benefits payable assuming retirement at age 65 reduced by applying an early retirement factor based on age and vesting service when payments begin. Payment may also be deferred to any time up to age 70, in which case the retirement allowance payable at age 65 will be increased by 0.8% for each month of deferment after age 65 (to a maximum increase of 48%). Pulaski Bank makes annual contributions to fund the benefits computed on an actuarial basis.

        Upon retirement, the regular form of plan benefit is an annuity payable in equal monthly installments for the life of the employee. Optional annuity benefit forms may also be elected by the employee. Plan benefits are integrated with social security benefits.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table lists all grants of options to Mr. Reichert for fiscal 2001 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option. None of the other named executive officers were granted options in fiscal 2001.

                                                                                                               POTENTIAL REALIZABLE
                                                                                                                 VALUE AT ASSUMED
                                                                                                                    ANNUAL RATE
                                                                                                                    STOCK PRICE
                                            NUMBER OF         % OF TOTAL                                         APPRECIATION FOR
                                           SECURITIES           OPTIONS                                              OPTIONS (2)
                                           UNDERLYING         GRANTED TO      EXERCISE OR                       --------------------
                                         OPTIONS GRANTED     EMPLOYEES IN      BASE PRICE      EXPIRATION
                NAME                         (#) (1)          FISCAL YEAR      PER SHARE          DATE              5%        10%
------------------------------------   -------------------  ---------------   ------------  ------------------  ---------  ---------
Christopher K. Reichert.............         19,396              30.1%          $10.00       January 17, 2011    $122,001  $309,172

--------------------------
(1) Options become exercisable in three equal annual installments commencing on January 21, 2002, the first anniversary of the date of grant; provided, however, options will be immediately exercisable in the event the optionee terminates employment following a change in control of the Company or Pulaski Bank or due to death or disability.
(2) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of Pulaski Financial common stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $16.29 and $25.94, respectively, as of the expiration date of the options.

FISCAL YEAR-END OPTION VALUES

        The following table provides certain information regarding the exercise of options during the past fiscal year and certain information with respect to the number of shares of Pulaski Financial common stock represented by outstanding options held by Messrs. Donius, Reichert, Ms. Kelley and Mr. Dean as of September 30, 2001.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                  OPTIONS               IN-THE-MONEY OPTIONS
                            SHARES                        AT FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($)(1)
                           ACQUIRED                     --------------------------  ----------------------------
                          ON EXERCISE       VALUE
NAME                         (#)          REALIZED($)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----                     -------------  -------------    -----------  -------------  -----------   -------------
William A. Donius ......    15,595         $93,570          19,160        45,727       $103,952       $305,105
Christopher K. Reichert.     3,500          21,000            --          33,396             --        201,929
Beverly M. Kelley.......      --                --          15,660        19,396        127,945        138,681
Daniel N. Dean..........      --                --           2,910        11,637         20,807         83,205

---------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORTS OF THE COMPENSATION AND AUDIT COMMITTEES OF THE COMPANY AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

        COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company and Pulaski Bank for the year ended September 30, 2001. Recommendations regarding all components of compensation paid to executive officers of the Company and Pulaski Bank are made by the Compensation Committee of the Company's Board of Directors and are approved by the Company's Board of Directors.

        COMPENSATION POLICIES AND PROCEDURES. The Compensation Committee reviews management's recommendations for compensation and benefits for officers and employees, including officers and employees of Pulaski Bank. The Compensation Committee recommends to the full Board of Directors an amount and composition of executive compensation to be paid to the executive officers, including the President and Chief Executive Officer. The Board of Directors reviews and considers such compensation recommendations.

        Management is faced continually with competitive and economic challenges. The Compensation Committee believes that, if the Company is to be successful, its compensation programs must be structured to attract and retain the highest quality employees available. The Company's executive compensation programs are intended to provide incentives that will reward managers for achieving superior levels of performance which strengthen the Company and enhance stockholder value.

        The Compensation Committee annually reviews and evaluates base salary and bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the President and Chief Executive Officer, along with the rationale for such recommendations, with the exception of the compensation review of the President and Chief Executive Officer. The President and Chief Executive Officer does not participate in the Compensation Committee's decision as to his compensation package.

        To achieve the compensation objectives established by the Compensation Committee, the Company's executive compensation program consists of two main elements, base salary and bonus. In addition, executive officers participate in other benefit plans available to all employees, including the retirement plan, the Pulaski Bank employee stock ownership plan, the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan, the Pulaski Financial Corp. Annual Incentive Plan and the Pulaski Bank 401(k) Plan, and may be selected to participate in supplemental benefit plans.

        In establishing individual compensation levels, the Compensation Committee considers the Company's overall objectives and performance, peer group comparisons and individual performance. No formula is used to determine an executive's salary. The Company's overall performance and the achievement of financial and business objectives are considered. Increases in compensation are recommended based on strong individual performance in relationship to Company and individual goals.

        BASE SALARIES. Salaries recommended by the Compensation Committee are intended to be consistent and competitive with the practices of comparable financial services institutions and each executive's level of responsibility. The Compensation Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable peer institutions. Adjustments also reflect the performance of the executive and any increased responsibilities assumed by the executive. Base salaries remain essentially unchanged for senior management since 1998.

        BONUS. Bonuses were paid on a subjective, discretionary basis at the end of the fiscal year based on the Company's overall performance. Specific factors reviewed include ROE, ROA, stock price and earnings improvement over the prior year. In addition, performance against the Company's strategic plan is measured. All of the outside directors participated in the discussion and decision as to the bonuses that would be determined for all senior officers, including the Chief Executive Officer. The outside directors took into account that base compensation and board fees have been relatively unchanged over the past three calendar years for senior management.

        CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation of the Chief Executive Officer during 2001 consisted of the same elements as for other senior executives, including salary and bonus. Mr. Donius' base salary remained relatively unchanged over the past three calendar years. Mr. Donius' base salary was adjusted to reflect the removal of a company car perquisite. In reviewing base salary, the Committee consulted surveys from the America's Community Bankers Compensation Guide and the SNL Compensation Guide and updated a peer group study performed for the Bank by an independent consultant. Particular focus was placed on the level of compensation paid to chief executive officers of depository institutions and their holding companies of comparable size and characteristics primarily in the Midwest region of the United States. The Committee observed that Mr. Donius' base compensation was commensurate with the survey information used for comparative purposes.

        Mr. Donius was paid a discretionary cash bonus of $85,000 for fiscal 2001. All of the outside directors, in determining an appropriate 2001 bonus for Mr. Donius considered his leadership of the Company and the continued success of the Company as demonstrated by, among other things, continued earnings growth, strong growth in retail banking fee income, strong mortgage revenue growth and progress on the Company's three-year strategic plan initiatives. In addition, the outside directors reviewed the cash bonuses paid to chief executive officers of similar institutions. The outside directors did not assign weights or
rankings  to  any  single   performance   factor  but  instead  made  subjective
determinations based on a consideration of all the factors in the Company's business performance.

        Compensation Committee of the Company consisting of:

               William A. Donius, Chairman
               Robert A. Ebel
               Dr. Edward J. Howenstein

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Mr. Donius served on the Compensation Committee during the 2001 fiscal year. During that time, Mr. Donius served as President and Chief Executive Officer of the Company and Pulaski Bank.

                                PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph presented represents Pulaski Bank's common stock until December 3, 1998, the date upon which Pulaski Bank's former mutual holding company was converted to stock form and the Company issued its common stock. The graph assumes $100 was invested at the close of business on September 30, 1996.

                              [GRAPH APPEARS HERE]

                                          ----------------------------------------------------
                                          9/30/96  9/30/97  9/30/98  9/30/99  9/30/00  9/30/01
                                          -------  -------  -------  -------  -------  -------
Pulaski Financial Corp..................  $100.00  $210.14  $178.91  $155.27  $202.32  $320.21
The Nasdaq Index (U.S. Companies).......   100.00   137.27   139.44   227.82   302.47   123.64
SNL Midwest Thrift Index................   100.00   157.75   157.15   153.50   167.65   214.83


                             AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for developing and monitoring the Company's audit program. Additionally, the Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting and practices. The Audit Committee is comprised of three directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

        The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

                                E. Douglas Britt
                                 Garland A. Dorn
                                 Robert A. Ebel

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Pulaski Financial common stock during the fiscal year ended September 30, 2001.

                          TRANSACTIONS WITH MANAGEMENT

        Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Pulaski Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

             PROPOSAL 2 -- AMENDMENT OF THE PULASKI FINANCIAL CORP.
                          CERTIFICATE OF INCORPORATION

        The Board of Directors has proposed an amendment to the Company's Certificate of Incorporation to decrease the number of shares of common stock authorized for issuance from 25,000,000 to 9,000,000. Section A of Article VII of the Certificate of Incorporation provides:

        "A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 26,000,000 consisting of:

               1. 1,000,000 shares of Preferred Stock, par value one cent ($.01) per share ("Preferred Stock"); and

               2. 25,000,000 shares of Common Stock, par value one cent ($.01) per share ("Common Stock")."

        The proposed amendment would change Section A of Article VII of the Certificate of Incorporation to decrease the total the total number of authorized shares of all classes of stock to 10,000,000 and to provide that 9,000,000 of such shares shall be shares of common stock. The par value of the common stock and preferred stock will remain $.01 per share.

PURPOSE OF AMENDMENT

        The reduction in authorized shares of common stock will provide the Company with considerable savings in the its annual payment of Delaware franchise taxes. The Board of Directors believes that the reduced number of authorized shares of common stock will still provide the Company with a sufficient number of shares to issue common stock in connection with any stock dividends and splits, acquisitions, financing, employee benefits and for other general corporate purposes.

        Each share of common stock will continue to have the same rights and be identical in all respects with each other share of common stock. The reduction in the authorized shares of common stock will not affect the rights, such as voting and liquidation rights, or the shares of common stock currently outstanding.

        THE BOARD OF DIRECTORS  RECOMMENDS  THAT YOU VOTE "FOR"  APPROVAL OF THE
AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                PROPOSAL 3 -- APPROVAL OF 2002 STOCK OPTION PLAN

        The Board of Directors has adopted the 2002 Stock Option Plan, subject to approval by the Company's stockholders. A copy of the 2002 plan is attached hereto as Appendix A. The 2002 plan will supplement the Company's existing stock option plans. As of November 30, 2001, 88,091 shares of Pulaski Financial common stock had been issued pursuant to the exercise of stock options under the existing plans, 302,507 shares were subject to outstanding options granted under the existing plans and no shares were available for additional stock option grants.

        The ability to grant stock options in the future both to attract people of experience and ability and to retain existing key managers is critical to sustain the Company's continued growth and success. The granting of stock options advances the interests of the Company and its stockholders by providing certain key employees and directors upon whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends with additional incentive in the form of a proprietary interest in the Company to perform in a superior manner. Furthermore, the Company's Board of Directors believes that the granting of stock options can be very effective over time and can be an important component of the Company's overall compensation strategy. In order to continue to be able to retain key employees, the Company must have the ability to offer market competitive long-term compensation opportunities. Stock options, because of their upside potential, are a key component in retaining employees. For these reasons, the Company wishes to continue its stock option program.

SUMMARY OF THE PLAN

        TYPE OF STOCK OPTION GRANTS AND PARTICIPANTS. The 2002 plan provides for the grant of non-statutory stock options to employees and non-employee directors of the Company and its affiliates and for the grant of incentive stock options to employees.

        NUMBER OF SHARES OF COMMON STOCK AVAILABLE. A total of 175,000 shares of common stock are authorized for issuance under the 2002 plan. These shares may come from either authorized but unissued shares or shares held in treasury.

        AMENDMENT OF THE PLAN. The Board of Directors has the authority to amend or terminate the 2002 plan, provided such action does not adversely affect any option previously granted under the 2002 plan. The stockholders, however, must approve any amendment that would materially: (1) increase the benefits accruing to participants under the plan; (2) increase the total number of shares that may be issued under the plan; or (3) modify the eligibility requirements.

        ADMINISTRATION OF PLAN AND GRANTS OF STOCK OPTIONS. The 2002 plan is administered by a committee of the Board of Directors of the Company. The committee has the power to decide: (1) who will be granted options; (2) the number of shares underlying each option; (3) the date or dates when each option will vest in whole or in part and the terms and conditions of vesting; and (4) any other terms and conditions subject to an option, so long as those other terms and conditions are not inconsistent with the 2002 plan. The committee's determinations and interpretations of the 2002 plan and the options granted under the 2002 plan are final and binding upon all 2002 plan participants. All options granted under the 2002 plan will be granted at 100% of the fair market value of the Company's common stock on the date of grant. No option shall have a term of longer than ten years from the date of grant.

        EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE. If a participant's employment or service is terminated, he or she may exercise his or her options for the period of time specified in the optionee's award agreement.

        EFFECT OF A CHANGE IN CONTROL. The 2002 plan provides that if a change in control (as defined in the plan) occurs, regardless of an optionee's termination of employment or service, all outstanding options will become and remain immediately exercisable for the full term of the options.

        TRANSFERABILITY. The 2002 plan generally does not allow for the transfer of options, except if specified in a written will of an optionee or by the laws of descent and distribution. However, under limited circumstances, non-statutory stock options may be transferred for valid estate planning purposes.

        CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of stock option grants under the 2002 plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

        The grant of a non-statutory stock option is not a taxable event. However, upon the exercise of a non-statutory stock option, an optionee will recognize ordinary income equal to the difference between the option exercise price and the fair market value of the Company common stock on the date of exercise, multiplied by the number of shares purchased upon exercise of the option. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are subject to federal, state and local (if any) tax withholding on the option income. Outside Directors are not subject to tax withholding.

        The grant of an incentive stock option is not a taxable event, nor is the exercise of an incentive stock option, if an optionee does not dispose of the common stock acquired upon exercise for a period of two years from the date of grant or one year following the date of exercise. If the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee will have a disqualifying disposition and will recognize ordinary income equal to the difference between the option exercise price and the fair market value of the Company common stock on the date of exercise, multiplied by the number of shares purchased upon exercise of the option. In such a case, the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

NEW PLAN BENEFITS

        The Company anticipates that option grants will primarily be made to employees and non-employee directors after the effective date of the 2002 plan, as deemed appropriate. As of the date of this proxy statement, no specific determinations have been made regarding any future grants under the plan at this time.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2002 STOCK OPTION PLAN.

                       PROPOSAL 4 -- INDEPENDENT AUDITORS

        Prior to fiscal year ended September 30, 2001, the Company's consolidated financial statements were audited by Deloitte & Touche LLP. On December 20, 2000, the Company dismissed the former accountants and engaged Ernst & Young LLP, which continues as the independent auditors of the Company. The decision to change auditors was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors on December 20, 2000.

        For the fiscal year ended September 30, 2000 and up to the date of the replacement of the Company's former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The independent auditor's report on the consolidated financial statements for the fiscal year ended September 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Board of Directors has appointed Ernst & Young LLP to be its independent auditors for the 2002 fiscal year, subject to ratification by stockholders. A representative of Ernst & Young LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

        If the ratification of the appointment of the auditors is not accepted by a majority of the votes present, in person or represented by proxy, at the annual meeting, other independent accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

        The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2001 by Ernst & Young LLP:


                Audit Fees............................        $55,000
                Financial information and systems                 --
                  design and implementation fees......
                All other fees*.......................         16,000
                ------------------------------
                  * Includes fees for tax-related services.

        The Audit Committee believes that the provision of non-audit services by Ernst & Young LLP are compatible with maintaining Ernst & Young LLP's independence.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee $6,000 for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company. None of these persons will receive additional compensation for these activities. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

        The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on November 30, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

        A copy of the Company's Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on November 30, 2001 upon written request to Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141.

                              STOCKHOLDER PROPOSALS

        Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 19, 2002. If next year's annual meeting is held on a date more than 30 calendar days from January 16, 2003, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

        The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days before the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Christine A. Munro

                                       Christine A. Munro
                                       CORPORATE SECRETARY


St. Louis, Missouri
December 17, 2001

                                                                      APPENDIX A


                             PULASKI FINANCIAL CORP.
                             2002 STOCK OPTION PLAN

      PULASKI FINANCIAL CORP. (the "Company") has adopted this STOCK OPTION PLAN for the following purposes:

      o to make it easier to attract able persons to become Outside Directors and employees of the Company, and

      o to provide an additional inducement for Outside Directors and/or employees to remain with the Company.

      Certain capitalized terms used in this Plan are defined in Section 14.

1.    WHO IS ELIGIBLE; WHO MAKES GRANTS?

      (A)   ELIGIBILITY.   Employees  and  Outside  Directors of the Company are
            -----------
            eligible to receive stock option grants under this Plan.

      (B)   PLAN ADMINISTRATION.  The Plan is administered by a committee of the
            -------------------
            Board of Directors of the Bank ("Committee"). The Committee shall consist of two or more disinterested directors of the Company who shall be appointed by the Board. A member of the Board is deemed to be "disinterested" only if he or she satisfies the requirements as the Securities and Exchange Commission may establish for Outside Directors administering plans intended to qualify for an exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended.

             The Committee has the power to decide:

            (i)   who will be granted stock options;

            (ii)  the number of shares to be covered by each stock option;

            (iii) the date or dates when each stock option will vest in whole or in part and the terms and conditions of vesting; and

            (iv) any other terms and conditions subject to a stock option, so long as those other terms and conditions are not inconsistent with this Plan.

            The Committee's determinations and interpretations of this Plan and the Options granted hereunder are final and binding upon all Plan participants.

      (C)   CONFIRMATION OF AN OPTION GRANT. Each Option grant must be evidenced
            -------------------------------
            by a written award agreement. The agreement must be in a form acceptable to the Committee and executed by both a representative of the Committee and the Optionee.

2.    STOCK OPTIONS.
      -------------

      This Plan provides for the grant of Incentive Stock Options and Non-Statutory Stock Options to employees and Outside Directors of the Bank and the Company. The terms and conditions of each Option grant will be set forth by the Committee in each Optionee's award agreement.

3.    EXERCISE OF STOCK OPTIONS; PAYMENT.
      ----------------------------------

      (A)   TIME OF EXERCISE. The period of time during which each Option may be
            ----------------
            exercised will be fixed by the Committee at the time of grant. However, no Option may be exercised more than 10 years after the Date of Grant.

      (B)   HOW TO EXERCISE. To exercise an Option, an Optionee must complete an
            ---------------
            Option Exercise Notice and return it to the Committee or the Committee's designee.

      (C)   PAYMENT OF THE OPTION PRICE IN CASH OR COMMON STOCK.
            ----------------------------------------------------

            (I)   CASH PAYMENT.  All or any portion of the Option Price for  any
                  ------------
                  Option may be paid in cash or a certified check at the time of exercise.

            (II)  OTHER FORMS OF PAYMENT.  The Committee may, from time to time,
                  ----------------------
                  specify other methods of payment that may be used to exercise Options, including a "cashless" exercise procedure or the use of mature shares of Common Stock as payment.

4.    DETERMINATION OF FAIR MARKET VALUE.
      ----------------------------------

      (A)   PUBLIC  MARKET.  If  the  Common  Stock  is  listed  on a  generally
            --------------
            recognized United States securities exchange or is listed in the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), Fair Market Value will be the closing price reported on the date of exercise. If there are no sales of Common Stock on that date, then Fair Market Value will be the closing price on the last date that the Common Stock traded prior to the date of exercise.

      (B)   NO PUBLIC  MARKET.  If the Common Stock is not so listed,  then Fair
            -----------------
            Market Value on any day will be determined by the Committee in good faith, using such criteria as the Committee may believe appropriate.

5.    TRANSFERABILITY
      ---------------

      No Incentive Stock Option may be transferred except, after the death of the Optionee, by the will of the Optionee or by the laws of descent and distribution in intestacy proceedings. As long as the Optionee is alive, only the Optionee may exercise the Option. After the death of the Optionee, the Option may be exercised under the will of the Optionee, or by the laws of descent and distribution in intestacy proceedings, as provided in paragraph (f) of Section 6 of this Plan.

      Unless otherwise determined by the Committee, no Non-statutory Stock Option may be transferred except, after the death of the Optionee, by the will of the Optionee or by the laws of descent and distribution in intestacy proceedings. The Committee may, however, in its sole discretion permit transferability or assignment of a Non-statutory Stock Option if such transfer, or assignment is, in its sole discretion, for valid estate planning purposes and such transfer or assignment is permitted by the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

6.    TERMINATION OF EMPLOYMENT OR SERVICE.
      ------------------------------------

      (A)   QUIT.  Unless otherwise  determined by the Committee,  if a person's
            ----
            service with the Bank or Company terminates because of the voluntary resignation of such person, all unvested Options held by such person on the date of such termination (the "Termination Date") will immediately and automatically be canceled as of the Termination Date and may not be exercised. Vested Options may be exercised within 90 days of the Termination Date, but only to the extent such Options were vested and could have been exercised on the date the resignation is effective.

      (B)   TERMINATION FOR CAUSE. Unless otherwise determined by the Committee,
            ---------------------
            if a person's service with the Bank or the Company terminates because such person is dismissed with Cause (as defined below) or, in the case of an Outside Director, such person is removed from office for Cause, all vested and unvested Options held by such person on his or her Termination Date will immediately and automatically be canceled as of the Termination Date and may not be exercised.

            For purposes of this Plan, a participant is terminated or removed for Cause if his or her termination or removal results from the participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company or the Bank and the participant.

      (C)   TERMINATION WITHOUT CAUSE.   Unless  otherwise  determined  by   the
            -------------------------
            Committee, if a person's service with the Bank terminates because such person is dismissed without Cause, or because such person resigns at the written request of the Bank or the Company, all unvested Options held by such person on his or her Termination Date will immediately and automatically be canceled as of the Termination Date and may not be exercised. Vested Options may be exercised within 90 days of the Termination Date, but only to the extent such Options were vested and could have been exercised on the Termination Date.

      (D)   DISABILITY.  Unless  otherwise  determined  by the  Committee,  if a
            ----------
            person's service with the Bank or the Company is terminated because such person has become disabled (within the meaning of Section 22(e)(3) of the Code), then all Options held by such person on his or her Termination Date immediately vest and remain exercisable for a period of two (2) years after the Termination Date. Any Option originally designated as an Incentive Stock Option will be treated as a Non-Statutory Stock Option if exercised more than one (1) year after the Termination Date.

      (E)   RETIREMENT.   Unless  otherwise  determined  by  the Committee, if a
            ----------
            person's service is terminated because such person has retired under any retirement plan of the Bank or the Company or under any retirement policy established with respect to Board members, all vested Options held by such person on his or her Termination Date may be exercised by such person at any time within one (1) year after the Termination Date, but only to the extent that the Options could have been exercised on the day before the Termination Date. Any Option originally designated as an Incentive Stock Option will be treated as a Non-Statutory Stock Option if exercised more than three (3) months after the Termination Date.

      (F)   DEATH. Unless otherwise  determined by the Committee,  if a person's
            -----
            service with the Bank or the Company is terminated because of the death of such person, all Options held by such person on the date of his or her death immediately vest and remain exercisable by the person's estate or designated beneficiary for a period of two (2) years after his or her death. Any Option originally designated as an Incentive Stock Option will be treated as a Non-Statutory Stock Option if exercised more than one (1) year after an Optionee's death.

7.    SPECIAL PROVISIONS FOR A CHANGE IN CONTROL.
      ------------------------------------------

      (A)   ACCELERATION  OF OPTIONS  UPON A CHANGE IN  CONTROL.  If a Change in
            ---------------------------------------------------
            Control occurs, then all Options held by Optionees under this Plan which are outstanding on the date of the Change in Control will become and remain immediately exercisable in full for the remainder of the term of such Options, regardless of the Optionee's termination of employment or service, or any provision to the contrary in this Plan or in an Option award agreement.

      (B)   CHANGE IN CONTROL.    For purposes of this Plan, a Change in Control
            -----------------
            shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii)
            results in a Change in Control of the Institution or the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any
            "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company or the Bank, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs or is effectuated in which the Bank or Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Company then outstanding.

8.    SHARES AVAILABLE UNDER THIS PLAN: ADJUSTMENTS FOR STOCK
      -------------------------------------------------------
      DIVIDENDS, RECAPITALIZATIONS, ETC.
      ----------------------------------

      (A)   SHARES  AVAILABLE  FOR GRANT.  One hundred,  seventy  five  thousand
            ----------------------------
            (175,000) shares, subject to adjustment under paragraph (b) below, are available for purchase upon the exercise of Options granted under this Plan. If any Option granted under this Plan is cancelled, terminates, or expires for any reason without having been exercised in full, the number of unexercised shares subject to the Option will again be available for the grant of Options under this Plan. Payment of an Option Price with shares will not increase the number of shares of Common Stock available under this Plan.

      (B)   ADJUSTMENTS  FOR  STOCK  DIVIDENDS,   RECAPITALIZATIONS,   ETC.  The
            --------------------------------------------------------------
            Committee is authorized to and may make adjustments to the Option Price and number of securities covered by outstanding Options as the Committee believes are equitable to preserve the rights of Optionees after a stock dividend, stock split, recapitalization, merger, division or other similar event, if any occur in the future.

      (C)   NO FRACTIONAL  SHARES.  No adjustment under paragraph (b) above will
            ---------------------
            require the Company to issue a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution will be eliminated and not carried forward to any later adjustment or substitution.

9.    NO RIGHT TO OPTIONS OR EMPLOYMENT
      ---------------------------------

      Neither the adoption of this Plan, nor any action by the Committee, will give any person:

      (a)   any right to be granted an Option, or

      (b)   any right to be employed by the Bank or the Company, or

      (c) any right to serve on the Board of Directors of the Bank or the Company.


10.   SPECIAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.
      ----------------------------------------------

      The following provisions will apply to Options that are intended to be Incentive Stock Options:

      (A)   GRANT.
            -----

            Incentive Stock Options may only be granted to employees of the Bank or the Company, not to Outside Directors.

            The aggregate Fair Market Value on the Date of Grant of the shares covered by Incentive Stock Options which are first exercisable by any person in any calendar year under all plans of the Bank or Company and any predecessor of the Bank or Company may not exceed $100,000 or any higher amount allowed by law (including amounts resulting from changes in the Code) under the requirements for treatment as Incentive Stock Options.

      (B)   OPTION PRICE. The Option Price may not be less than 100% of the Fair
            ------------
            Market Value per share of the shares covered by the stock option on the Date of Grant.

            If an Incentive Stock Option is granted to a person who, immediately before the grant, owned stock constituting more than ten percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Holder"), the Option Price may not be less than 110% of the Fair Market Value per share of the shares covered by the Option on the Date of Grant. For purposes of this paragraph, a person will be considered as owning not only shares of Common Stock owned individually but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such person, and such person will also be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such person is a shareholder, partner or beneficiary.

      (C)   EXERCISE.  Incentive  Stock Options held by a Ten Percent Holder may
            --------
            not be exercised more than five (5) years after the Date of Grant.

      (D)   ADJUSTMENTS.  If any  adjustment  under  paragraph  (b) of Section 8
            -----------
            would cause any Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code, or would be deemed a modification, extension or renewal of any Incentive Stock Option, the Committee may adjust Incentive Stock Options as the Committee in its discretion believes fair under the circumstances and which will not result in any disqualification, modification, extension or renewal of any Incentive Stock Option.

            If any such adjustment requires the approval of Company stockholders in order to enable the Company to grant Incentive Stock Options, then no such adjustment will be made without stockholder approval.

      (E)   DISQUALIFYING  DISPOSITION.  In order  to  receive  Incentive  Stock
            --------------------------
            Option tax treatment under Section 422 of the Code, an Optionee may not dispose of shares of Common Stock acquired under an Incentive Stock Option grant (i) for two (2) years from the Date of Grant and
            (ii) for one (1) year after the date of exercise. In the event the required holding periods are not met ("disqualifying disposition"), an Optionee must notify the Committee.

11.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The  Plan  shall  become   effective   upon   approval  of  the  Company's
stockholders.

12.   AMENDMENT  AND TERMINATION OF PLAN.
      ----------------------------------

      The Board may amend this Plan at any time and from time to time, or may terminate this Plan at any time, except that approval of the Company's shareholders will be required for any amendment that (i) would materially increase the benefits accruing to participants under the Plan, (ii) would materially increase the total number of shares of Common Stock or other securities as a percentage of the overall ownership of the Company that may be issued under the Plan, or (iii) would materially modify the requirements for eligibility to participate in the Plan. No such termination will terminate or adversely affect any outstanding Options granted under the Plan before such termination. No such amendment of the Plan will adversely affect any outstanding Option granted under the Plan before such amendment.

13.   MISCELLANEOUS.
      -------------

      (A)   WITHHOLDING.  Any person exercising an Option must make arrangements
            -----------
            satisfactory to the Company for the payment of any withholding tax obligations relating to the exercise. The Company will not be obligated to issue any Common Stock or to make any payment under any Option until these withholding tax obligations are satisfied.

      (B)   STOCK  CERTIFICATES.  The  Company  will  issue  stock  certificates
            -------------------
            representing the shares purchased upon any exercise of Options, as soon as practicable after exercise. Such certificates will be registered as directed by the Optionee.

      (C)   GOVERNING LAW. This Plan,  all Options  granted under this Plan, and
            -------------
            all actions taken or omitted which relate to this Plan or such Options, will be governed by the laws of the State of Delaware to the extent not pre-empted by federal law.

14.   DEFINITIONS.
      -----------

      The following  terms will have the following  meanings,  when used in this
Plan:

      "BANK" means Pulaski Bank, a federal savings bank.

      "BOARD" means the Board of Directors of the Company.

      "CHANGE OF CONTROL" is defined in Section 7.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMON STOCK" means the common stock of the Company.

      "DATE OF GRANT" means the date on which the Committee grants an option to a particular person.

      "FAIR MARKET VALUE" is defined in Section 4.

      "INCENTIVE STOCK OPTIONS" means an Option qualifying as "incentive stock options" under Section 422 of the Code.

      "NON-STATUTORY STOCK OPTION" means an Option that does not qualify as an Incentive Stock Option.

      "OPTION" means an Incentive Stock Option or a Non-Statutory Stock Option granted to an employee or Outside Director of the Bank or the Company.

      "OPTIONEE" means a participant in this Plan who has been granted an Option.

      "OPTION PRICE" means the price at with an Optionee can purchase shares of Common Stock pursuant to an Option, with respect to an Option granted under this Plan, no Option shall be granted at less than 100% of the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

      "OUTSIDE DIRECTOR" means a member of the Board of Directors of the Company or Bank who is not an employee of the Bank or the Company.

      "PLAN" means this Pulaski Financial Corp. 2002 Stock Option Plan, as it may be amended from time to time.

                             PULASKI FINANCIAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2002

        The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Pulaski Financial Corp. (the "Company"), consisting of Garland A. Dorn and E. Douglas Britt, or any of them, with full power of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Wednesday, January 16, 2002 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                       VOTE           VOTE
                                                       FOR           WITHHELD
                                                       ---           --------
1.      The election as director of the nominees       |_|             |_|
        listed below (except as marked to the
        contrary below).

        William A. Donius
        Robert A. Ebel

        INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
        FOR ANY INDIVIDUAL NOMINEE, WRITE THE
        NOMINEE'S NAME ON THE LINE BELOW.

        -----------------------------------------
                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

2.      The approval of the amendment to the Pulaski    |_|      |_|       |_|
        Financial Corp. Certificate of Incorporation to
        reduce the number of authorized shares of
        common stock from 25,000,000 to 9,000,000.
                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

3.      The approval of the 2002 Stock Option Plan.      |_|      |_|       |_|


                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

4.      The ratification of Ernst & Young LLP           |_|      |_|       |_|
        as independent auditors for the fiscal
        year ending September 30, 2002.

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


        Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2001 Annual Report to Stockholders.



Dated: ______________, ______



-----------------------------------           ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE.

                             Pulaski Bank Letterhead



Dear ESOP Participant:

      In connection with the Annual Meeting of Stockholders of Pulaski Financial Corp. you may direct the voting of the shares of Pulaski Financial Corp. common stock (the "Common Stock") held by the Pulaski Bank Employee Stock Ownership Plan (the "ESOP") Trust which are allocated to your account.

      On behalf of the Board of Directors, I am forwarding to you the attached green vote authorization form, provided for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "ESOP Trustee"). Also enclosed is a Proxy Statement for the Company's Annual Meeting of Stockholders to be held on January 16, 2002 and a Pulaski Financial Corp. Annual Report to Stockholders.

      As of the Record Date, November 30, 2001, the ESOP Trust held 227,438 shares of Common Stock, 110,430 shares of which have been allocated to participants' accounts in the ESOP. These shares will be voted as directed by the participants, provided that timely instructions from the participants are received by the ESOP Trustee. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Common Stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

      At this time, in order to direct the voting of shares of Common Stock allocated to your ESOP account, please fill out and sign the enclosed green vote authorization form and return it in the enclosed postage-paid envelope no later than January 7, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Pulaski Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Common Stock in the ESOP Trust.

                                      Sincerely,

                                      /s/ William A. Donius

                                      William A. Donius
                                      Chairman of the Board, President and
                                      Chief Executive Officer

Name:
      ------------------------------------
Shares:
       -----------------------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Company, N.A., (the "ESOP Trustee"), is the holder of record and custodian of all shares of Pulaski Financial Corp. (the "Company") common stock allocated to me under the Pulaski Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 16, 2002.

      Accordingly, you are to vote my shares as follows:


                                                   VOTE       VOTE       FOR ALL
                                                   FOR       WITHHELD    EXCEPT
                                                   ---       --------    ------
1.    The election as director of the nominees
      listed below (except as marked to the        |_|         |_|        |_|
      contrary below).

      William A. Donius
      Robert A. Ebel

      INSTRUCTIONS: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

      ----------------------------------------
                                                   FOR       AGAINST    ABSTAIN
                                                   ---       -------    -------
2.    The approval of the amendment to the         |_|         |_|        |_|
      Company's Certificate of Incorporation to
      reduce the number of authorization shares
      of common stock from 25,000,000 to
      9,000,000.
                                                   FOR       AGAINST    ABSTAIN
                                                   ---       -------    -------
3.    The approval of the 2002 Stock Option        |_|         |_|        |_|
      Plan.

                                                   FOR       AGAINST    ABSTAIN
4.    The ratification of Ernst & Young LLP as     ---       -------    -------
      independent auditors for the fiscal year     |_|         |_|        |_|
      ending September 30, 2002

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      The ESOP Trustee is hereby authorized to vote all shares allocated to me under the ESOP in its trust capacity as indicated above.


----------------------------------           ----------------------------------
           Date                                            Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN JANUARY 7, 2002.

                             Pulaski Bank Letterhead

Dear 401(k) Plan Participant:

       In connection with the Annual Meeting of Stockholders of Pulaski Financial Corp. (the "Company") you may vote the shares of Company common stock ("Common Stock") held in the Pulaski Financial Corp. Stock Fund ("Employer Stock Fund") and credited to your account under the Pulaski Bank Employees' Savings & Profit Sharing Plan Trust ("401(k) Plan").

       On behalf of the Board of Directors, I am forwarding to you the attached yellow voting instruction card, provided for the purpose of conveying your voting instructions to the Bank of New York, an unrelated corporate trustee for the Employer Stock Fund (the "Employer Stock Fund Trustee"). The Employer Stock Fund Trustee will vote those shares of the Company's common stock held in the 401(k) Plan Trust. Also enclosed is a Proxy Statement for the Company's Annual Meeting of Stockholders to be held on January 16, 2002 and a Pulaski Financial Corp. Annual Report to Stockholders.

       As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to your account. The Employer Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

       At this time, in order to direct the voting of your shares of Common Stock held in the Employer Stock Fund, you must fill out and sign the enclosed yellow voting instruction card and return it in the accompanying postage-paid envelope by January 7, 2002. The Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Pulaski Financial Corp. Common Stock held in the Employer Stock Fund Trust.


                                          Sincerely,

                                          /s/ William A. Donius

                                          William A. Donius
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                             PULASKI FINANCIAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2002

       The undersigned hereby authorizes the Bank of New York, as trustee for the Pulaski Financial Corp. Stock Fund in the Pulaski Bank Employees' Savings & Profit Sharing Plan ("401(k) Plan"), to vote all shares of common stock of the Company held in the 401(k) Plan which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Wednesday, January 16, 2002 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                      VOTE         VOTE
                                                      FOR         WITHHELD
1.    The election as director of the nominees        ---         --------
      listed below (except as marked to the           |_|           |_|
      contrary below).

      William A. Donius
      Robert A. Ebel

      INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
      FOR ANY INDIVIDUAL NOMINEE, WRITE THE
      NOMINEE'S NAME ON THE LINE BELOW.

      ----------------------------------------

                                                       FOR    AGAINST   ABSTAIN
                                                       ---    -------   -------
2.    The approval of the amendment to the Pulaski     |_|      |_|       |_|
      Financial Corp. Certificate of Incorporation to reduce the number of authorized shares of common stock from 25,000,000 to 9,000,000.

                                                       FOR    AGAINST   ABSTAIN
                                                       ---    -------   -------

3.    The approval of the 2002 Stock Option Plan.      |_|      |_|       |_|


                                                       FOR    AGAINST   ABSTAIN
                                                       ---    -------   -------

4.    The ratification of Ernst & Young LLP            |_|      |_|       |_|
      as independent auditors for the fiscal
      year ending September 30, 2002.

The Board of Directors recommends a vote "FOR" the listed proposals.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned acknowledges receipt from the Company before the execution of this voting instruction card of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2001 Annual Report to Stockholders.

Dated: ______________, ______



------------------------------------
SIGNATURE OF PLAN PARTICIPANT

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE.